                                                                 EXHIBIT (a)(ii)

                             LETTER OF TRANSMITTAL

                                      FOR
                         COMPREHENSIVE CARE CORPORATION
                  OFFER TO EXCHANGE THE EXCHANGE CONSIDERATION
                             FOR ANY AND ALL OF ITS
                   7 1/2% CONVERTIBLE SUBORDINATED DEBENTURES
                               DUE APRIL 15, 2010


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 1995 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF DEBENTURES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

         TO: CONTINENTAL STOCK TRANSFER & TRUST COMPANY, EXCHANGE AGENT

          By Mail:                                             By Hand:
CONTINENTAL STOCK TRANSFER &                          CONTINENTAL STOCK TRANSFER
       TRUST COMPANY                                       & TRUST COMPANY
         2 BROADWAY                                     2 BROADWAY, 19TH FLOOR
  NEW YORK, NEW YORK 10004   Confirm by Telephone:    NEW YORK, NEW YORK  10004
                            (212) 509-4000 Ext. 227

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE CONSIDERATION FOR THEIR DEBENTURES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW)THEIR DEBENTURES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

         By execution hereof, the undersigned acknowledges receipt of the offering circular dated )__________, 1995 (the "Offering Circular"), of Comprehensive Care Corporation, a Delaware corporation (the "Company"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange, as principal, $500 in cash plus $120 in defined value of Common Stock, subject to payment of cash in lieu of any fractional shares, and, as interest, $80 in cash (the "Exchange Consideration"), for each $1,000 of original principal amount of its outstanding 7 1/2% Convertible Subordinated Debentures, due April 15, 2010 (the "Debentures"), upon the terms and subject to the conditions set forth in the Offering Circular.

         This Letter of Transmittal is to be used by Holders (as defined below) if: (i) certificates representing Debentures are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Debentures is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offering Circular under "The Exchange Offer -- Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Debentures (such participants, acting on behalf of Holders are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Debentures is to be made according to the guaranteed delivery procedures set forth in the Offering Circular under "The Exchange Offer -- Guaranteed Delivery Procedure." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

         The term "Holder" with respect to the Exchange Offer means any person:
(i) in whose name Debentures are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Debentures are held of record by DTC who desires to deliver such Debentures by book-entry transfer at DTC.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Debentures must complete this letter in its entirety.

         All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Offering Circular.

         The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

         HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR DEBENTURES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

         List below the Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

--------------------------------------------------------------------------------
                           DESCRIPTION OF DEBENTURES
--------------------------------------------------------------------------------

                                                                              CERTIFICATE            AGGREGATE
                                                                               NUMBER(S)*            PRINCIPAL
                                                                             (ATTACH SIGNED            AMOUNT
                  NAME(S) AND ADDRESS(ES) OF HOLDER(S)                          LIST IF          TENDERED (IF LESS
                       (PLEASE FILL IN, IF BLANK)                              NECESSARY)           THAN ALL)**
------------------------------------------------------------------------  --------------------  --------------------
                                                                          --------------------  --------------------
                                                                          --------------------  --------------------
                                                                          --------------------  --------------------
                                                                          --------------------  --------------------
                                                                          --------------------  --------------------
                                                                          --------------------  --------------------
                                                                          --------------------  --------------------
                                                                          --------------------  --------------------
                                                                          --------------------  --------------------
                                                                          --------------------  --------------------
                                                                          --------------------  --------------------
                                                                          --------------------  --------------------
                                                                          --------------------  --------------------
----------------------------------------------------------------------------------------------  --------------------
                           TOTAL PRINCIPAL AMOUNT OF DEBENTURES TENDERED
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 * Need not be completed by Holders tendering by book-entry transfer.
** Need not be completed by Holders who wish to tender with respect to all Debentures listed. See Instruction 2.
--------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution:
                                       -----------------------------------------

        DTC Book-Entry Account No.:
                                    --------------------------------------------

If Holders desire to tender Debentures pursuant to the Exchange Offer and (i) certificates representing such Debentures are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Debentures or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, then such Holders may effect a tender of such Debentures in accordance with the guaranteed delivery procedures set forth in the Offering Circular under "The Exchange Offer -- Guaranteed Delivery Procedures."

/ / CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Holder(s) of Debentures:
                                             -----------------------------------
      Window Ticket No. (if any):
                                  ----------------------------------------------
      Date of Execution of
      Notice of Guaranteed Delivery:
                                     -------------------------------------------

      Name of Eligible Institution that Guaranteed Delivery:
                                                             -------------------

      --------------------------------------------------------------------------

      If Delivered by Book-Entry Transfer:
      Name of Tendering Institution:
                                     -------------------------------------------

      DTC Book-Entry Account No.:
                                  ----------------------------------------------

         Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Debentures indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Debentures tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to the Company all right, title and interest in and to the Debentures tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Debentures and the New Debentures) with respect to the tendered Debentures with full power of substitution to deliver certificates for such Debentures for cancellation in accordance with the Indenture for the Debentures, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Debentures tendered hereby.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Debentures when the Company has given oral or written notice thereof to the Exchange Agent. If any tendered Debentures are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Debentures will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address shown below or at a different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of Debentures pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Offering Circular and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions," in exchange for the Debentures accepted for exchange, please pay the cash portion of the Exchange Consideration by check made payable in the name(s) of the undersigned (or in the case of Debentures tendered by DTC, to DTC) and, issue the certificates representing the Common Shares, in the name(s) of the undersigned (or in the case of Debentures tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the Exchange Consideration in exchange for the Debentures accepted for exchange and any certificates for Debentures not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please pay and issue the Exchange Consideration due in exchange for the Debentures accepted for exchange and return any Debentures not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Debentures from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Debentures so tendered.

                                PLEASE SIGN HERE

                  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
        DEBENTURES REGARDLESS OF WHETHER DEBENTURES ARE BEING PHYSICALLY
                              DELIVERED HEREWITH)

       This Letter of Transmittal must be signed by the Holder(s) of Debentures exactly as their name(s) appear(s) on certificate(s) for Debentures or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Debentures, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 herein.

       If the signature appearing below is not of the registered Holder(s) of the Debentures, then the registered Holder(s) must sign a valid proxy.


X                                         Date:
  --------------------------------------        --------------------------------
X                                         Date:
  --------------------------------------        --------------------------------
  Signature(s) of Holder(s) or
  Authorized Signatory
Name(s):                                  Address:
         -------------------------------           -----------------------------

         -------------------------------           -----------------------------
               (Please Print)                        (Including Zip Code)
Capacity:                                 Area Code and Telephone No.:
          ------------------------------                               ---------
Social Security No.:
                     -------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)

Date:
      -----------------

--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for the Common Shares issued pursuant to the Exchange Offer or for any principal amount of Debentures not tendered for exchange are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Debentures" within this Letter of Transmittal, or if Debentures tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC.

Name:
      --------------------------------------------------------------------------
                                 (Please Print)
Address:
          ----------------------------------------------------------------------
                                 (Please Print)

 -------------------------------------------------------------------------------
                                                                        Zip Code

 -------------------------------------------------------------------------------
                           Taxpayer Identification or
                             Social Security Number
                        (See Substitute Form W-9 herein)


 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for the Common Shares issued pursuant to the Exchange Offer or for any principal amount of Debentures not tendered for exchange are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Debentures" within this Letter of Transmittal.

Name:
      --------------------------------------------------------------------------
                                 (Please Print)
Address:
          ----------------------------------------------------------------------
                                 (Please Print)

 -------------------------------------------------------------------------------
                                                                        Zip Code

 -------------------------------------------------------------------------------
                           Taxpayer Identification or
                             Social Security Number
                        (See Substitute Form W-9 herein)


 -------------------------------------------------------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                   OF THE EXCHANGE OFFER AND THE SOLICITATION

      1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND DEBENTURES. The certificates for the tendered Debentures (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Debentures delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Debentures, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Debentures should be sent to the Company.

      Holders who wish to tender their Debentures and (i) whose Debentures are not immediately available or (ii) who cannot deliver their Debentures, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Debentures and follow the guaranteed delivery procedures set forth in the Offering Circular. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Debentures, the certificate number or numbers of such Debentures and the principal amount of Debentures tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Debentures (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Debentures in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Offering Circular under the caption "Guaranteed Delivery Procedures." Any Holder of Debentures who wishes to tender his Debentures pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

      All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Debentures will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Debentures not properly tendered or any Debentures the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Debentures. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Debentures must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Debentures, nor shall any of them incur any liability for failure to give such notification. Tenders of Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Debentures, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

      2. PARTIAL TENDERS. Tenders of Debentures will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of any Debentures is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Debentures." The entire principal amount of Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Debentures is not tendered, Debentures for the principal amount of Debentures not tendered and a certificate or certificates representing New Debentures issued in exchange of any Debentures accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Debentures are accepted for exchange.

      3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the Debentures without alteration, enlargement or any change whatsoever.

      If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Debentures tendered and the certificate(s) for Common Shares issued in exchange therefor is to be issued (or any untendered principal amount of Debentures is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Debentures, nor provide a separate bond power. In any other case, such holder must either properly endorse the Debentures tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

      If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Debentures listed, such Debentures must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Debentures.

      If this Letter of Transmittal (or facsimile hereof) or any Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

      Endorsements on Debentures or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

      Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless the Debentures tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Debentures) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or
(ii) for the account of an Eligible Institution.

      4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Debentures or substitute Debentures for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Debentures through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

      5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Debentures pursuant to the Exchange Offer. If, however, certificates representing New Debentures or Debentures for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Debentures tendered hereby, or if tendered Debentures are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Debentures pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

      Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Debentures listed in this Letter of Transmittal.

      6. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Debentures tendered.

      7. MUTILATED, LOST, STOLEN OR DESTROYED DEBENTURES. Any tendering Holder whose Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

      8. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Offering Circular or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Offering Circular or to Kerri Ruppert, Vice President, Chief Accounting Officer and Secretary/Treasurer, 4350 Von Karman Avenue, Suite 280, Newport Beach, California 92660, (800) 678-2273.

                         (DO NOT WRITE IN SPACE BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CERTIFICATE SURRENDERED        Debentures TENDERED        Debentures ACCEPTED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Delivery Prepared by           Checked by                     Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           IMPORTANT TAX INFORMATION

      Under federal income tax laws, a Holder whose tendered Debentures are accepted pursuant to the Exchange Offer is required to provide the Exchange Agent (as payer) with such Holder's correct Taxpayer Identification Number ("TIN") or Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Debentures purchased pursuant to the Exchange Offer may be subject to backup withholding.

      Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed U.S. Treasury Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

      If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

      The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Debentures. If the Debentures are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------------

SUBSTITUTE                    PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
FORM W-9                      RIGHT AND CERTIFY BY SIGNING AND DATING BELOW


                                           ------------------------------
                                           Social Security Number
                                        OR
                                           ------------------------------
                                           Employer Identification Number

                              --------------------------------------------------
                              PART 2 -- CERTIFICATION -- Under Penalties of
PAYER'S REQUEST FOR TAXPAYER  Perjury, I certify that:
IDENTIFICATION NUMBER (TIN)
DEPARTMENT OF THE TREASURY    (1) The number shown on this form is my correct
INTERNAL REVENUE SERVICE          Taxpayer Identification Number (or I am
                                  waiting for a number to be issued to me) and

                              (2) I am not subject to backup withholding because
                                  (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am currently subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                              PART 3
                              Awaiting TIN    / /

                              --------------------------------------------------
                              CERTIFICATE INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).


                              ------------------------------------------
                                            SIGNATURE

                              ------------------------------------------
                                              DATE

--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO HOLDERS OF NEW DEBENTURES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


------------------------------------------               -----------------------
Signature                                                Date







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



                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

         By Mail:                                                       By Hand:
CONTINENTAL STOCK TRANSFER &                                    CONTINENTAL STOCK TRANSFER
      TRUST COMPANY                                                 & TRUST COMPANY
       2 BROADWAY                                                2 BROADWAY, 19th FLOOR
  NEW YORK, NEW YORK 10004         Confirm by Telephone:        NEW YORK, NEW YORK  10004
                                  (212) 509-4000 Ext. 227










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